Exhibit 99.3

SHAREHOLDER VOTING AGREEMENT

SHAREHOLDER VOTING AGREEMENT, dated as of August 7, 2009 (this "Agreement"), by and among Merge Healthcare Incorporated, a Delaware corporation (“Merge”), Confirma, Inc., a Washington corporation (the "Company"), and the shareholders set forth in Exhibit A (each a "Shareholder" and collectively, the "Shareholders").

WHEREAS, concurrently with the execution and delivery of this Agreement, Merge, Merge Acquisition Corporation, a Washington corporation and a wholly-owned subsidiary of Merge ("Merger Sub"), the Company and John L. Brooks (the “Shareholders’ Representative”) are entering into an Agreement and Plan of Merger (as it may be amended from time to time, the "Merger Agreement") which provides, upon the terms and subject to the conditions set forth therein, for the merger of the Merger Sub with and into the Company (the “Merger”);

WHEREAS, Merge and the Company would not enter into the Merger Agreement unless the Shareholders were to enter into this Agreement;

WHEREAS, the Shareholders are the record and beneficial owners of the Owned Shares (as defined herein);

WHEREAS, the Board of Directors of each of Merge, Merger Sub and the Company has, concurrently with the execution of this Agreement, duly and validly approved and adopted the Merger Agreement; and

WHEREAS, as a shareholder of the Company, the Shareholders will benefit from the Merger Agreement.

NOW, THEREFORE, in consideration of the parties’ entry into the Merger Agreement, each of the Shareholders agrees with the Company as follows:

1.             Certain Definitions.  Capitalized terms not expressly defined in this Agreement will have the meanings ascribed to them in the Merger Agreement.  For purposes of this Agreement:

(a)           “Company Common Stock” means the common stock, without par value, of the Company.

(b)            “Company Stock” means the Company Common Stock and the Preferred Stock.

(c)           “Preferred Stock” means the Series A-1 Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock.

(d)            “Series A-1 Preferred Stock” means the Series A-1 Preferred Stock, without par value, of the Company.

Shareholder Voting Agreement	Page 1

(e)           “Series B-1 Preferred Stock” means the Series B-1 Preferred Stock, without par value, of the Company.

(f)           “Series C Preferred Stock” means the Series C Preferred Stock, without par value, of the Company.

(g)           “Transaction” means the Merger Agreement, the Merger and the consummation of the transactions contemplated thereby.

2.             Representations And Warranties Of Shareholder.  Each of the Shareholders severally and not jointly represents and warrants to the Company as follows:

(a)           Such Shareholder is, and will be through the Effective Time, the record and beneficial owner of the corresponding number of shares of Company Stock set forth in Exhibit A (the "Owned Shares"), with good, valid and marketable title thereto, free and clear from any lien, encumbrance, proxy, voting trust, voting agreement, voting restriction , understanding, right of first refusal, limitation on disposition, adverse claim of ownership, or restriction whatsoever (other than those certain voting requirements related to the board of directors and drag-along requirements set forth in that certain Voting Agreement dated December 21, 2007) and with full and sole power to vote such Owned Shares without the consent, approval or action of any other Person;

(b)           Except for their respective Owned Shares, such Shareholder does not beneficially own any other Company Stock or hold any securities convertible into or exchangeable for Company Common Stock;

(c)           Such Shareholder is the record and beneficial holder of its respective Owned Shares and has, and will have through the Effective Time, sole voting and investment control of such Owned Shares and sole power to agree to all matters set forth in this Agreement;

(d)           Such Shareholder has all requisite power and authority to execute and deliver this Agreement and to consummate the Transactions.  To the extent applicable, the execution and delivery of this Agreement and the consummation by the Shareholder of the Transactions have been duly authorized by all necessary action (corporate or otherwise) on the part of such Shareholder;

(e)           This Agreement has been duly executed by such Shareholder and constitutes a valid and legally binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent that (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights generally or (y) the availability of equitable remedies may be limited by equitable principles of general applicability;

(f)           The execution, delivery and performance of this Agreement by such Shareholder do not and will not violate, conflict with or breach, and will not give rise to any conflict, violation, default or breach of or under (or constitute an event which with notice or the lapse of time or both would become a default) or give to others any right of termination, amendment, acceleration or cancellation or require payment under, any Applicable Law, contract, instrument, arrangement or agreement by which such Shareholder is bound or result in the creation of any Encumbrance on the properties or assets of such Shareholder pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of his or its assets or properties is bound;

Shareholder Voting Agreement	Page 2

(g)           The execution, delivery and performance of this Agreement by the Shareholders and the Company do not and will not create or give rise to any right in any Person with respect to such Shareholder's Owned Shares or any other security of the Company (including, without limitation, voting rights and rights to purchase or sell any shares of Company Stock or other securities of the Company) pursuant to any other shareholders agreement or similar agreement or commitment;

(h)           Such Shareholder has received a copy of the Merger Agreement;

(i)            None of the information relating to such Shareholder provided by or on behalf of such Shareholder in writing for inclusion in the information statement referred to in the Merger Agreement will, at the time, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)            Such Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement;

(k)           As of the date hereof, there is no suit, action, investigation or proceeding pending or, to the knowledge of such Shareholder, threatened against such Shareholder before or by any Governmental Authority that would impair the ability of such Shareholder to perform its obligations hereunder or to consummate the Transactions on a timely basis; and

(l)            Such Shareholder is a sophisticated seller with respect to the Owned Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Owned Shares and has independently and without reliance upon Parent and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement.  Such Shareholder acknowledges that Parent has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.  Each Shareholder acknowledges that the agreements contained herein with respect to the Owned Shares by such Shareholder is irrevocable.

For all purposes of this Agreement, as to any Shareholder, such Shareholder's Owned Shares shall include any shares of capital stock of the Company as to which ownership is acquired by such Shareholder after the execution hereof.

Shareholder Voting Agreement	Page 3

3.             Covenant To Vote.  Each of the Shareholders irrevocably and unconditionally agrees that, during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 11 hereof, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the Company Shareholders, however called, whether voting separately as a class or on a consolidated basis, or action by written consent in lieu of a meeting, to (i) appear at such meeting or otherwise cause its Owned Shares to be counted as present thereat for purposes of calculating a quorum, (ii) vote upon the Transaction, in person or by proxy, or in any other circumstances upon which a vote or other approval with respect to the Transaction is sought, such Shareholder shall vote all of its Owned Shares in favor of the Transaction and shall vote all of its Owned Shares in favor of any other actions presented to the Company Shareholders that are necessary or desirable in furtherance of the Transaction and consistent with the Merger Agreement, and (iii) vote against any action or transaction submitted for approval to the shareholders of the Company that would impede, interfere or be inconsistent with, delay, postpone or discourage or adversely affect the consummation of the Transactions, including a Superior Proposal.

4.             Limitations on Transfer and Conversion.  Each of the Shareholders agrees that it will not, without the prior written consent of the Company or Merge, (a) directly or indirectly, voluntarily or involuntarily, sell, transfer, pledge, assign, Encumber, gift or otherwise dispose of, or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment, gift or other disposition of, any of the Owned Shares owned by such Shareholder or any securities convertible into or exchangeable for Company Common Stock, (b) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Owned Shares, or (c) take any action that would prohibit, prevent or preclude such Shareholder from performing its obligations under this Agreement, including, without limitation, the granting of a proxy or power of attorney with respect to its Owned Shares, depositing its Owned Shares in a voting trust or entering into any other shareholder voting agreements with respect to its Owned Shares.  Each of the Shareholders further agrees that this Agreement and such Shareholder's obligations hereunder shall attach to such Shareholder's Owned Shares and shall be binding upon any Person to which legal or beneficial ownership of such Owned Shares may pass, whether by operation of law or otherwise, including, without limitation, such Shareholder's beneficiaries, administrators or successors.  Each of the Shareholders further covenants and agrees not to request that the Company register the transfer of any certificate or uncertificated interest representing any of such Shareholder's Owned Shares, unless such transfer is made in compliance with this Agreement and acknowledges that the Company may notify the Company’s transfer agent of the terms hereof.  Each of the Shareholders agrees that, if requested by the Company, such Shareholder shall tender such Shareholder's Owned Shares for the inscription of a legend consistent with this Agreement.

5.             Further Actions.  Each Shareholder agrees, while this Agreement is in effect, (i) not to take, agree or commit to take any action that would reasonably be expected to make any representation and warranty of such Shareholder, as applicable, contained in this Agreement inaccurate in any respect as of any time during the term of this Agreement or (ii) to take all reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.  Such Shareholder further agrees that it shall use commercially reasonable efforts to cooperate with Parent, as and to the extent reasonably requested by Parent, to effect the Transactions.

Shareholder Voting Agreement	Page 4

6.             Dissenters' Rights.  Each of the Shareholders hereby irrevocably waives, with respect to such Shareholder's Owned Shares, any dissenters' rights in connection with the Merger Agreement and the Merger under all Applicable Law or otherwise.

7.             Specific Performance.  Each of the Shareholders agrees that irreparable damage to the Company and Merge would occur in the event that any of the provisions of this Agreement were not performed by such Shareholder in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Company and Merge shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any of the Shareholders and to enforce specifically the terms and provisions hereof exclusively in any federal or state court located in the State of Wisconsin, this being in addition to any other remedy to which it is entitled at law or in equity, and that each of the Shareholders waives the posting of any bond or security in connection with any proceeding related thereto.

8.             Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart hereof has been executed and delivered by each party hereto (which delivery may be by facsimile).

9.             Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by the Company or Merge shall not preclude the simultaneous or later exercise of any other such right, power or remedy by the Company or Merge.

10.           No Waiver.  The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any of the parties hereto with their obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by the Company of its right to exercise any such or other right, power or remedy or to demand such compliance.

11.           Termination.  This Agreement shall terminate upon the earlier to occur of (a) the Closing Date and (b) the date of termination of the Merger Agreement in accordance with its terms and shall have no further force or effect, after the date on which the Merger Agreement is terminated for any reason, including pursuant to Section 5.1(h) of the Merger Agreement, except for Section 8 through Section 17, inclusive, which shall survive termination.  Nothing in this Section 11 shall relieve or otherwise limit the liability of any party for any breach of this Agreement before such termination.

Shareholder Voting Agreement	Page 5

12.           Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Washington without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Washington or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Washington.  In addition, each of the parties hereto (i) consents to submit to the personal jurisdiction of any federal or state court sitting in Milwaukee, Wisconsin in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a federal or state court sitting in Milwaukee, Wisconsin and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

13.           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to the Company.  Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

14.           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Shareholders may assign, delegate or otherwise transfer any of their rights or obligations under this Agreement without the consent of the Company or Merge.

15.           Entire Agreement; No Third-Party Beneficiaries.  This Agreement (together with the Merger Agreement and the other agreements and documents expressly contemplated hereby and thereby) (i) embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter and (ii) is not intended to confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement.

16.           Amendments.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

17.           Notices.  All notices and other communications hereunder will be in writing.  Any notice or other communication hereunder will be deemed given only (a) when delivered personally to the recipient; (b) on the date received if sent to the recipient by facsimile transmission or electronic mail during normal business hours at the recipient’s location; or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), and in each case if addressed to the intended recipient as set forth below:

Shareholder Voting Agreement	Page 6

(a)	if to Merge:	with a copy to (that will not constitute notice):

Merge Healthcare Incorporated	McDermott Will & Emery LLP
6737 West Washington Street	227 West Monroe Street
Suite 2250	Chicago, Illinois 60606
Milwaukee, Wisconsin 53214	Attention: Mark A. Harris
Attention: General Counsel	Facsimile No: (312) 984-7700
Facsimile No. (414) 977-4202	E-mail: mharris@mwe.com

(b)	if to the Company	with a copy to (that will not constitute notice):

Confirma, Inc.	Davis Wright Tremaine LLP
11040 Main Street	1201 Third Avenue, Suite 2200
Bellevue, Washington	Seattle, Washington 9 8101
Attention: Wayne Wager	Attention: Joseph Whitford
Facsimile No. (425) 691-1599	Facsimile No. (206) 757-7167
E-mail: wwager@confirma.com	E-mail: josephwhitford@dwt.com

(c)           if to any Shareholder, to the address set forth next to such Shareholder’s name on Exhibit B attached hereto.

Any party may change the address to which such notices and communications are to be delivered by giving the other parties notice in the manner stated above.

(signature page follows)

Shareholder Voting Agreement	Page 7

IN WITNESS WHEREOF, each of the Shareholders, the Company and Merge have executed this Shareholder Voting Agreement as of the date first above written.

COMPANY:

CONFIRMA, INC.

By:	/s/ Nicholas Dykstra
Name:	Nicholas Dykstra
Title:	CFO

MERGE:

MERGE HEALTHCARE INCORPORATED

By:	/s/ Steve Oreskovich
Name:	Steve Oreskovich
Title:	CFO

SHAREHOLDERS:

THP AFFILIATES FUND, LLC

By: THP Management Co., LLC
Its: Manager

By:	/s/ Thomas A. Raffin
Name:	Thomas A. Raffin
Title:	Manager

THP II AFFILIATES FUND, LLC

By: Telegraph Hill Management Co., LLC
Its: Manager

By:	/s/ Thomas A. Raffin
Name:	Thomas A. Raffin
Title:	Manager

[SIGNATURE PAGE TO THE SHAREHOLDER VOTING AGREEMENT]

TELEGRAPH HILL PARTNERS SBIC, LP

By: Telegraph Hill Partners SBIC, LLC
Its: General Manager

By:	/s/ Thomas A. Raffin
Name:	Thomas A. Raffin
Title:	Manager

TELEGRAPH HILL PARTNERS II, LP

By: THP II Investment Management, LLC
Its: General Partner

By:	/s/ Thomas A. Raffin
Name:	Thomas A. Raffin
Title:	Manager

VERSANT SIDE FUND I, LP

By: Versant Ventures I, LLC
Its: General Partner

By:	/s/ Kirk Nielsen
Name:	Kirk Nielsen
Title:	Investment Professional

VERSANT AFFILIATES FUND I-A, LP

By: Versant Ventures I, LLC
Its: General Partner

By:	/s/ Kirk Nielsen
Name:	Kirk Nielsen
Title:	Investment Professional

VERSANT AFFILIATES FUND I-B, LP

By: Versant Ventures I, LLC
Its: General Partner

By:	/s/ Kirk Nielsen
Name:	Kirk Nielsen
Title:	Investment Professional

[SIGNATURE PAGE TO THE SHAREHOLDER VOTING AGREEMENT]

VERSANT VENTURE CAPITAL I, LP

By: Versant Ventures I, LLC
Its: General Partner

By:	/s/ Kirk Nielsen
Name:	Kirk Nielsen
Title:	Investment Professional

PRISM VENTURE PARTNERS III-A, LP

By: Prism Investment Partners III, L.P.
Its: General Partner

By: Prism Venture Partners III, L.L.C.
Its: General Partner
By: Prism Venture Management, LLC
Its: Member

By:	/s/ James A. Counihan
Name:	James A. Counihan
Title:	Managing Director

PRISM VENTURE PARTNERS III, LP

By: Prism Investment Partners III, L.P.
Its: General Partner

By: Prism Venture Partners III, L.L.C.
Its: General Partner
By: Prism Venture Management, LLC
Its: Member
By:	/s/ James A. Counihan
Name:	James A. Counihan
Title:	Managing Director

NORTHWEST VENTURE PARTNERS II, LP

By: Northwest Venture Associates, LLC
Its: Investment Manager

By:	/s/ Joseph L. Herzog
Name:	Joseph L. Herzog
Title:	Chief Financial Officer

[SIGNATURE PAGE TO THE SHAREHOLDER VOTING AGREEMENT]

INLAND NORTHWEST INVESTORS, LP

By: Northwest Venture Associates, LLC
Its: Investment Manager
By:	/s/ Joseph L. Herzog
Name:	Joseph L. Herzog
Title:	Chief Financial Officer

FLUKE VENTURE PARTNERS II, LP

By: Madison West Ventures, LLC
Its: Managing General Partner

By:	/s/ Dennis Weston
Name:	Dennis Weston
Title:	Managing Member

[SIGNATURE PAGE TO THE SHAREHOLDER VOTING AGREEMENT]

EXHIBIT A

Shareholder	Series A-1 Preferred Stock	Series B-1 Preferred Stock	Series C Preferred Stock	Company Common Stock
THP Affiliates Fund, LLC	0	0	405,093	0
THP II Affiliates Fund, LLC	0	0	997,078	0
Telegraph Hills Partners SBIC, LP	0	0	11,168,981	0
Telegraph Hills Partners II, LP	0	0	45,299,218	0
Versant Side Fund I, LP	43,059	982,963	25,703	2,146
Versant Affiliates Fund I-A., LP	47,841	1,092,204	28,559	2,384
Versant Affiliates Fund I-B., LP	100,474	2,293,639	59,975	5,006
Versant Venture Capital I, LP	2,200,884	50,242,293	1,313,732	109,682
Prism Venture Partners III-A, LP	63,688	1,462,782	37,546	3,112
Prism Venture Partners III, LP	2,071,620	47,533,719	1,235,208	103,301
Northwest Venture Partners II, LP	4,812,148	9,638,032	4,420,341	37,062
Inland Northwest Investors, LP	2,559,298	202,596	0	0
Fluke Venture Partners II, LP	0	0	20,705,568	0
TOTAL	11,899,012	113,448,228	85,697,002	262,693

EXHIBIT B

Shareholder	Address
THP Affiliates Fund, LLC	360 Post Street, Suite 601, San Francisco, CA 94108
THP II Affiliates Fund, LLC	360 Post Street, Suite 601, San Francisco, CA 94108
Telegraph Hills Partners SBIC, LP	360 Post Street, Suite 601, San Francisco, CA 94108
Telegraph Hills Partners II, LP	360 Post Street, Suite 601, San Francisco, CA 94108
Versant Side Fund I, LP	3000 Sand Hill Road, Bldg 4, Suite 210, Menlo Park, CA 94025
Versant Affiliates Fund I-A., LP	3000 Sand Hill Road, Bldg 4, Suite 210, Menlo Park, CA 94025
Versant Affiliates Fund I-B., LP	3000 Sand Hill Road, Bldg 4, Suite 210, Menlo Park, CA 94025
Versant Venture Capital I, LP	3000 Sand Hill Road, Bldg 4, Suite 210, Menlo Park, CA 94025
Prism Venture Partners III-A, LP	117 Kendrick Street, Suite 200, Needham, MA 02494
Prism Venture Partners III, LP	117 Kendrick Street, Suite 200, Needham, MA 02494
Northwest Venture Partners II, LP	221 N. Wall Street, Suite 628, Spokane, WA 99201
Inland Northwest Investors, LP	221 N. Wall Street, Suite 628, Spokane, WA 99201
Fluke Venture Partners II, LP	11400 SE 6th Street, Suite 230, Bellevue, WA 98004